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                                                                  Exhibit 10.2.5


                         SEVENTH MODIFICATION AGREEMENT

         This SEVENTH MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of ___________________, 2001, by and between LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership ("Borrower"), and GUARANTY BANK, a federal savings bank (formerly known as "Guaranty Federal Bank, F.S.B.") ("Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to a certain Master Loan Agreement (the "Loan Agreement") dated as of January 31, 1993, between Lender and Borrower, Lender made a loan (the "Loan") to Borrower, evidenced by a certain Revolving Promissory Note (the "Note") dated as of January 31, 1993, payable to Lender in the stated principal amount of SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), with interest and principal payable as set forth therein; and

         WHEREAS, to secure the Note and Loan, Master Form Deed(s) of Trust (With Security Agreement and Assignment of Rents and Leases) (hereinafter collectively referred to as the "Master Deeds of Trust," whether one or more), which Master Deeds of Trust have been recorded in certain counties in the State of Texas as more particularly described on Exhibit A attached hereto; and which Master Deeds of Trust are incorporated by reference pursuant to the terms and provisions of certain Deeds of Trust Incorporating by Reference a Master Form Deed of Trust (With Security Agreement and Assignment of Rents and Leases) (hereafter collectively referred to as the "Supplemental Deeds of Trust," whether one or more) recorded in such counties and encumbering certain real and other property (the "Property") described in such Supplemental Deeds of Trust (such Master Deeds of Trust and Supplemental Deeds of Trust hereafter collectively referred to as the "Deeds of Trust," whether one or more); and

         WHEREAS, the Deeds of Trust were modified pursuant to a Modification Agreement (the "First Modification"), and recorded in various counties in Texas, which First Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Second Modification Agreement (the "Second Modification") dated as of May 19, 1998, and recorded in various counties in Texas, which Second Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Third Modification Agreement (the "Third Modification") dated as of March 30, 1999, and recorded in various counties in Texas, which Third Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Fourth Modification Agreement (the "Fourth Modification") dated as of July 31, 1999, and recorded in various counties in Texas, which Fourth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Fifth Modification Agreement (the "Fifth Modification") dated March 24, 2000, and recorded in various counties in Texas, which Fifth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Deeds of Trust were further pursuant to a Sixth Modification Agreement (the "Sixth Modification") dated as of July 31, 2000, and recorded in various counties in Texas, which Sixth Modification modified certain terms and provisions of the Loan as set forth therein; and

         WHEREAS, the Note and the Loan are guaranteed pursuant to that certain Guaranty Agreement dated as of June 30, 1997 (the "Guaranty"), executed by MTH-Texas GP, Inc., an Arizona corporation, MTH-Texas LP, Inc., an Arizona corporation, and Meritage Corporation, a Maryland corporation ("Guarantor," whether one or more); and


SEVENTH MODIFICATION AGREEMENT - Page 1
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         WHEREAS, the Loan Agreement, the Note, the First Modification, the
Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Deeds of Trust and all other documents evidencing and/or securing the Loan are hereinafter collectively called the "Loan Instruments"; and

         WHEREAS, Lender, the owner and holder of the Note and the Deeds of Trust and all rights and titles evidenced thereby, and Borrower, the record owner of the Property and being liable for the payment of the Note and Loan, desire to modify the Loan Instruments as herein provided.

         NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The stated maturity date of the Note is hereby extended to and including May 31, 2002, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in the Loan Agreement.

         2. Borrower shall execute and deliver to Lender a letter agreement (in form and substance satisfactory to Lender in its sole discretion) (the "Letter Agreement") dated as of the date hereof amending certain other terms and provisions of the Loan Instruments. (Hereafter, this Agreement and the Letter Agreement shall be included in the defined term "Loan Instruments.")

         3. The Loan is hereby increased from $65,000,000.00 to $75,000,000.00.
All references in the Loan Instruments to the amount of $65,000,000.00 are hereby increased to $75,000,000.00.

         4. Borrower acknowledges and agrees, that as an accommodation to Borrower, Exhibit A hereto (which exhibit describes the recording information of the Master Deeds of Trust) shall be attached to this Agreement (and to any and all other documents which may require the attachment of a description of the recording information of the Master Deeds of Trust) after Borrower's execution of same. Accordingly, Borrower hereby authorizes and directs Lender to attach such Exhibit A to this Agreement.

         5. Notwithstanding anything to the contrary in any of the Loan Instruments, Borrower acknowledges and agrees, that to the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate (hereafter defined) payable on the Note and/or the Related Indebtedness (hereafter defined) Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as hereafter defined) made in connection with the transaction evidenced by the Note and the other Loan Instruments. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Instruments, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Instruments or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject mater of the Loan Instruments, except such debt which has been paid or is payable by Borrower to Lender.


SEVENTH MODIFICATION AGREEMENT - Page 2

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         6. Notwithstanding anything to the contrary contained in the Deeds of
Trust or other Loan Instruments, with respect to any amendment to the Master Deeds of Trust, the following terms and provisions shall apply:

         With respect to any amendment or modification of the Master Deeds of Trust now or hereafter executed by Borrower (or any future owner of the Property if different from Borrower) and duly recorded in the appropriate official public records, Borrower acknowledges and agrees that such amendment or modification of the Master Deeds of Trust shall constitute an amendment or modification to the terms and provisions of any such Supplemental Deeds of Trust (and shall be incorporated into any such Supplemental Deeds of Trust and made a part thereof for all purposes, as though such amendment or modification of the Master Deeds of Trust specifically referred to such Supplemental Deeds of Trust) without the necessity of any specific reference in such amendment or modification to any such Supplemental Deeds of Trust; and no such amendment or modification of the Master Deeds of Trust shall impair the obligations of Borrower under any such Supplemental Deeds of Trust or any other of the Loan Instruments.

         7. Borrower hereby expressly promises to pay to the order of Lender, the principal amount of the Note (as modified and extended) and all accrued and unpaid interest now or hereafter to become due and payable under the Note, and Borrower hereby expressly promises to perform all of the obligations of Borrower under the Loan Instruments (as modified and extended).

         8. The liens of the Deeds of Trust are hereby acknowledged by Borrower to be good, valid and subsisting liens, and such liens are hereby renewed and extended so as to secure the payment of the Note and Loan (as modified and extended).

         9. Borrower hereby represents and warrants to Lender that (a) Borrower is the sole legal and beneficial owner of the Property; (b) Borrower has the full power and authority to make the agreements contained in this Agreement without joinder or consent of any other party; (c) the execution, delivery and performance of this Agreement will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any deed of trust, loan agreement, indenture or other agreement to which Borrower or Guarantor is a party or by which Borrower or any of its property is bound; and (d) there exists no default under the Loan Instruments (as modified). BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES) INCURRED AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

         10. The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

         11. All Loan Instruments are hereby amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as expressly modified hereby, the terms and conditions of the Loan Instruments are and shall remain in full force and effect.

         12. Borrower agrees to pay to Lender, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this transaction, title insurance endorsement premiums, reasonable fees of Lender's counsel and recording fees.

         13. Borrower hereby agrees to execute and deliver to Lender such further documents and instruments evidencing or pertaining to the Loan, as modified and increased hereby, as may be reasonably requested by Lender from time to time so as to evidence the terms and conditions hereof.

             [The balance of this page is intentionally left blank.]


SEVENTH MODIFICATION AGREEMENT - Page 3

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         EXECUTED on the date(s) set forth in the acknowledgment(s) below to be
EFFECTIVE as of the date first above written.

                                     BORROWER:

                                     LEGACY/MONTEREY HOMES L.P.,
                                     an Arizona limited partnership

                                     BY:      MTH-TEXAS GP, INC.,
                                              an Arizona corporation,
                                              General Partner


                                              By:
                                                   -----------------------------
                                                   Name:
                                                          ----------------------
                                                    Title:
                                                          ----------------------

                                     LENDER:

                                     GUARANTY BANK
                                     a federal savings bank
                                     (formerly known as "Guaranty Federal Bank,
                                     F.S.B.")



                                     By:
                                          --------------------------------------
                                          Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


SEVENTH MODIFICATION AGREEMENT - Page 4

STATE OF _____________            }
                                  }
COUNTY OF ___________             }

         This instrument was ACKNOWLEDGED before me on _________________, 2001, by _________________________________________, _______________________________ of
MTH-TEXAS GP, INC., an Arizona corporation, as General Partner of
LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, on behalf of said limited partnership.


[S E A L]
                                        ________________________________________
                                        Notary Public

My Commission Expires:

_____________________                   ________________________________________
                                        Printed Name of Notary Public




STATE OF TEXAS                        }
                                      }
COUNTY OF DALLAS                      }

         This instrument was acknowledged before me on the _____ day of ________________, 2001, by _________________________________,
___________________ of GUARANTY BANK, a federal savings bank, on behalf of said federal savings bank.



                                        ________________________________________
                                         Notary Public in and for the
                                         above county and state

My Commission Expires:

_____________________                   ________________________________________
                                         Printed Name of Notary Public


SEVENTH MODIFICATION AGREEMENT - Page 5

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                              CONSENT OF GUARANTOR

         Each of the undersigned, as a guarantor ("Guarantor," whether one or more) of the loan (the "Loan"), evidenced by the Note and secured by the Deeds of Trust described in the foregoing Seventh Modification Agreement (the "Agreement") to which this Consent is attached, hereby acknowledge and consent (jointly and severally) to the terms of the Agreement and agree (jointly and severally) that the execution and delivery of the Agreement will in no way change or modify Guarantor's respective obligations under their respective Guaranty (as defined in the Agreement); and each Guarantor acknowledges and agrees (jointly and severally) that the Indebtedness (as defined in the respective instruments comprising the Guaranty) includes the Loan, together with any and all other Indebtedness now or at any time hereafter owing by Guarantor to Lender; and each Guarantor (jointly and severally) hereby unconditionally and absolutely guarantees to Lender the payment when due of such Indebtedness, and hereby acknowledge and agree that their respective Guaranty is in full force and effect, and that there are no claims, counterclaims, offsets or defenses to their respective Guaranty; and each Guarantor acknowledges and consents (jointly and severally) to the terms of any and all prior modifications to the terms of the Loan (including, without limitation, any and all extensions of the term thereof and increases in the principal thereof prior to the date hereof, if any).

         EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the ______ day of ___________, 2001.

                                   GUARANTOR:

                                   MERITAGE CORPORATION,
                                   a Maryland corporation



                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   MTH-TEXAS GP, INC.,
                                   an Arizona corporation



                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   MTH-TEXAS LP, INC.,
                                   an Arizona corporation

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


SEVENTH MODIFICATION AGREEMENT - Page 6

STATE OF TEXAS                        }
                                      }
COUNTY OF DALLAS                      }

         This instrument was ACKNOWLEDGED before me on _________________, 2000, by _________________________________________, _______________________________ of
MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.

[S E A L]
                                       _________________________________________
                                       Notary Public
My Commission Expires:

_____________________                  Printed Name of Notary Public


STATE OF TEXAS                        }
                                      }
COUNTY OF DALLAS                      }

         This instrument was ACKNOWLEDGED before me on _________________, 2000, by _________________________________________, _______________________________ of
MTH-TEXAS GP, INC., an Arizona corporation, on behalf of said corporation.

[S E A L]
                                      __________________________________________
                                      Notary Public
My Commission Expires:

_____________________                 Printed Name of Notary Public


SEVENTH MODIFICATION AGREEMENT - Page 7

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                                    EXHIBIT A

                       Description of the Deed(s) of Trust


LEGACY/MONTEREY, L.P.

Collin County  Recorded September 4, 1996, Clerk File 96-0075977

Dallas         Recorded September 5, 1996, Volume 96175 Page 00192

Denton         Recorded September 5, 1996, Clerk File 96-R0061921

Fort Bend      Recorded January 28, 1999, Clerk File 199900703

Harris         Recorded August 6, 1997, Clerk File No. S579911

Hays           Recorded September 21, 2000, Clerk File No. 22586

Rockwall       Recorded August 19, 1997, Clerk File No. 176219

Tarrant        Recorded September 5, 1996, Clerk File D196175179

Travis         Recorded September 6, 1996,Volume 12766, Page 1157

Williamson     Recorded September 9, 1996, Clerk File 9648096


EXHIBIT A, Description of the Deeds of Trust - Page 1